Exhibit 26 (g) ii. a. 1.

AMENDMENT

to the

AUTOMATIC YRT AGREEMENT

(“VUL QUOTA SHARE AGREEMENT”)

Dated: September 1, 1998

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY,

and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes referred to as the “Reinsured”)

and

GENERAL & COLOGNE LIFE RE OF AMERICA

(the “Reinsurer”)

The Agreement is amended as follows effective September 1, 1998:

Article I, Paragraph D is deleted in its entirety and replaced with:

“The risk shall not have been submitted on a facultative basis to the Reinsurer or any other reinsurer within the last              years.”

All other terms and conditions of the Agreement not in conflict with the terms and conditions of this Amendment remain unchanged.

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Year Facultative Submission Amendment

IN WITNESS WHEREOF, the parties hereby execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ Delmer F. Borah IV
	Peter G. Ferris, FSA, MAAA		Delmer F. Borah, IV
	Second Vice President & Actuary		Second Vice President & Actuary

Date:	9/28/01	Date:	10/3/01

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ Delmer F. Borah IV
	Ed Jalowski		Delmer F. Borah, IV
	Second Vice President & Actuary		Second Vice President & Actuary

Date:	10/3/01	Date:	10/3/01

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ Delmer F. Borah IV
	Ed Jalowski		Delmer F. Borah, IV
	Second Vice President & Actuary		Second Vice President & Actuary

Date:	10/3/01	Date:	10/3/01

GENERAL & COLOGNE LIFE RE OF AMERICA

By:	/s/ P. James Householder	Witness:	/s/ Clif Stone
Title:	VP & Actuary	Title:	AVP - Marketing

Date:	9/28/01	Date:	9/28/01

AMENDMENT to

All YRT Quota Share Treaties

Except

Automatic Reinsurance Agreement dated 3/1/96

(New ARC          –and          )

and

Automatic Reinsurance Agreement dated 3/7/94

(Old ARC –          )

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes known as the “Reinsured”)

and

GENERAL & COLOGNE LIFE RE OF AMERICA

(the “Reinsurer”)

As of effective date of the Agreement, the Ceding Company and the Reinsurer agree to amend the above-referenced Agreements as follows:

The term          shall be defined as 1) the          under this Agreement into a          or 2) the        .

         shall continue to be reinsured          under this Agreement          which shall not be reinsured under this Agreement.

         shall continue to be reinsured          under this Agreement          which shall not be reinsured under this Agreement provided, however, that in regard to          not be reinsured under this Agreement.

The term          shall be defined as: 1) the          under this Agreement         , or 2) the          under this Agreement         .

         shall not be reinsured under this Agreement.

[page break]

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ Delmer F. Borah IV
	Peter G. Ferris, FSA, MAAA		Delmer F. Borah, IV
	Second Vice President & Actuary		Second Vice President & Actuary

Date:	11/30/01	Date:	11/30/01

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ Delmer F. Borah IV
	Ed Jalowski		Delmer F. Borah, IV
	Second Vice President & Actuary		Second Vice President & Actuary

Date:	11/30/01	Date:	11/30/01

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ Delmer F. Borah IV
	Ed Jalowski		Delmer F. Borah, IV
	Second Vice President & Actuary		Second Vice President & Actuary

Date:	11/30/01	Date:	11/30/01

GENERAL & COLOGNE LIFE RE OF AMERICA

By:	/s/ Philip A. Velasquez	Witness:	/s/ Robert Dargan
Title:	VP & Actuary	Title:	Dir - Treaties

Date:	11/19/01	Date:	11/19/01

AMENDMENT to

ALL REINSURANCE AGREEMENTS

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes known as the “Reinsured”)

and

GENERAL & COLOGNE LIFE RE OF AMERICA

(the “Reinsurer”)

As of effective date of the Agreement, the Ceding Company (including “any” or “all” of the three (3) entities listed above) and the Reinsurer agree to amend the above-referenced Agreement(s) to include the following important language:

Gramm-Leach-Bliley Privacy Requirements

The Ceding Company and Reinsurer are “financial institutions” as that term is used in Title V of the Gramm-Leach-Bliley Act. The Parties may, from time to time, come into possession of “non-public personal information” as defined in Title V of the Gramm-Leach-Bliley Act. The “non-public personal information” may be transmitted by either the Ceding Company or Reinsurer to the other in accordance with the transmitting party’s then current privacy policy and practices, in order to allow the other party to perform pursuant to this Agreement. During the continuation of this Agreement and after its termination, the Ceding Company or Reinsurer shall at all times use reasonable care to maintain the confidentiality of the “non-public personal information” and shall not make any use of the “non-public personal information” beyond the purpose for which it was disclosed. The Ceding Company and Reinsurer agree that they will not transfer information to a third party, except as provided in this Agreement and as permitted by Title V of the Gramm-Leach-Bliley Act, such permission including, but not limited to, disclosure of Information if required by applicable federal, state or local legal requirement, order of a court of competent jurisdiction, properly authorized civil, criminal or regulatory investigation, or subpoena by federal, state or local authorities. The Ceding Company and Reinsurer agree that the Reinsurer may need to transfer “non-public personal information” to third party reinsurers for the purpose of obtaining reinsurance on risks subject to this Agreement. The Reinsurer will obtain agreements from any such third party reinsurers that require the third party reinsurers to use reasonable care to maintain the confidentiality of the “non-public personal information”.

[page break]

Gramm-Leach-Bliley Privacy Amendment

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ Delmer F. Borah IV
	Peter G. Ferris, FSA, MAAA		Delmer F. Borah, IV
	Second Vice President & Actuary		Second Vice President & Actuary

Date:	6/27/02	Date:	6/27/02

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ Delmer F. Borah IV
	Ed Jalowski		Delmer F. Borah, IV
	Second Vice President & Actuary		Second Vice President & Actuary

Date:	7/2/02	Date:	7/2/02

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ Delmer F. Borah IV
	Ed Jalowski		Delmer F. Borah, IV
	Second Vice President & Actuary		Second Vice President & Actuary

Date:	7/2/02	Date:	7/2/02

GENERAL & COLOGNE LIFE RE OF AMERICA

By:	/s/ Michael W. Egan	Witness:	/s/ Robert Dargan
Title:	Secretary	Title:	Assistant Secretary

Date:	6/3/02	Date:	6/3/02

General & Cologne Life Re

AMENDMENT TO TREATY #        , DATED September 1, 1998

(MM ref#         )

CEDING COMPANY:	C.M. LIFE INSURANCE COMPANY of Hartford, Connecticut and MASSACHUSETTS MUTUAL LIFE INSURANCE co. of Springfield, Massachusetts

REINSURANCE COMPANY:	GENERAL & COLOGNE LIFE RE OF AMERICA 695 Main Street Stamford, CT 06904

ACCOUNT NUMBER:

EFFECTIVE DATE:	September 1, 1998

AMENDMENT NUMBER:

TYPE OF BUSINESS:	Automatic YRT

AMENDMENT PROVISIONS:	Effective September 1, 1998, the Jumbo Limit, Issue Limit and the Maximum Binding Limit are hereby amended. Therefore, Schedule B is hereby replaced by the attached Schedule B -amended (effective September 1, 1998).

OTHER CONDITIONS:	As in basic treaty and other applicable addenda.

[page break]

IN WITNESS WHEREOF, the Parties hereto have had their respective officers execute this Addendum as indicated below.

GENERAL & COLOGNE LIFE RE OF AMERICA (formerly Cologne Life Reinsurance Company)

By:	/s/ Anthony J. Forte
Title:	Vice President

Date:	1/17/00
Attest:	/s/ Lisa A. Hayes

C.M. LIFE INSURANCE COMPANY

of Hartford, Connecticut

By:	/s/ Yek Soan Cheng, FSA, MAAA
Title:	VP – Actuarial

Date:	1/28/00
Attest:	Ed Jalowski

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

of Springfield, Massachusetts

By:	/s/ Delmer F. Borah IV
Title:	2nd VP & Actuary

Date:	1/26/00
Attest:	/s/ Peter Ferris

[page break]

SCHEDULE B: REINSURANCE LIMITS

(effective September 1, 1998)

1. BASIS OF REINSURANCE:

        : The Reinsurer shall participate in a pool of reinsurers on a          for the first $         insured for eligible plans. The Reinsurers share shall be          % of the first $        . The Reinsured will retain          % of the first $        .

        : The Reinsurer shall participate in a pool of reinsurers on a          for the          amounts shown in the Schedule B attachment below for eligible plans. The Reinsurer’s share shall be          % of the        . The Reinsured will retain          % of the

1.	JUMBO LIMIT: $ of Life Insurance

2.	AUTOMATIC BINDING LIMIT: $ of the first $

3.	AUTOMATIC ISSUE LIMIT: $

AMENDMENT

to all

Reinsurance Agreements

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, or

CM LIFE INSURANCE COMPANY

hereinafter referred to as the Reinsured(s)

and

GENERAL & COLOGNE RE OF AMERICA

hereinafter referred to as the Reinsurer

The Reinsureds and the Reinsurer, as parties to the above referenced reinsurance agreements, hereby agree to amend them as of January 1, 1999 as follows:

If a new Reinsured issues a policy that is considered to be a continuation of the original insurance          from a policy originally issued by another of the above three Reinsureds under the terms of a reinsurance agreement with the Reinsurer, then the new Reinsured will also be considered to be a party to that reinsurance agreement for purposes of the continuation of the original insurance clause.

All terms and conditions of these Reinsurance Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

[page break]

IN WITNESS WHEREOF, the Reinsured and Reinsurer have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Attest:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman
	Second Vice President and Actuary		Director of Reinsurance

Date:	3/21/00	Date:	3/21/00

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Attest:	Ed Jalowski
	Yek Soan S. Cheng		Ed Jalowski
	Vice President		Assistant Vice President and Actuary

Date:	3/28/00	Date:	3/28/00

CM LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Attest:	Ed Jalowski
	Yek Soan S. Cheng		Ed Jalowski
	Vice President		Assistant Vice President and Actuary

Date:	3/28/00	Date:	3/28/00

GENERAL & COLOGNE RE OF AMERICA

By:	/s/ Anthony J. Forte	Attest:	/s/ Lisa A. Hayes
Title:	Vice President	Title:	Assistant Vice President

Date:	3/20/00	Date:	3/20/00

AMENDMENT to

VUL Quota Share (9/1/98)	Effective: January 1, 1999	LCR:

APT Quota Share (9/16/96)	Effective: January 1, 1999	LCR:

Automatic Reinsurance Cession	Effective: January 1, 1999	LCR:
(ARC) Quota Share (3/1/96)
Variable Life Select Inforce	Effective: October 1, 1999	LCR:

Reinsurance Agreements

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, or

CM LIFE INSURANCE COMPANY

hereinafter referred to as the Reinsured(s)

and

COLOGNE LIFE REINSURANCE COMPANY

hereinafter referred to as the Reinsurer

The Reinsureds and the Reinsurer, as parties to the above referenced reinsurance agreements, hereby agree to amend them as of the date shown above with reference to payment of claims by superceding anything in the treaties that is in conflict with the following:

The          for these treaties are shown above.          .

The Reinsured will consult with the          before         , shall be binding on the          Reinsurers. Such          by either the          or other         .

If a claim        , the Reinsured will         . The Reinsurer may decline to be a party to the contest, compromise, or litigation involved on a claim, in which case it shall pay the full amount of its share of the claim to the Reinsured. In such case, the Reinsurer shall not share in any expense involved in such contest, compromise, or litigation, or in any reduction in claim resulting therefrom.

[page break]

All terms and conditions of these Reinsurance Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

IN WITNESS WHEREOF, the Reinsured and Reinsurer have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Attest:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman
	Second Vice President and Actuary		Director of Reinsurance

Date:	4/19/00	Date:	4/19/00

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Attest:	/s/ Ed Jalowski
	Yek Soan S. Cheng		Ed Jalowski
	Vice President		Assistant Vice President and Actuary

Date:	4/24/00	Date:	4/24/00

CM LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Attest:	/s/ Ed Jalowski
	Yek Soan S. Cheng		Ed Jalowski
	Vice President		Assistant Vice President and Actuary

Date:	4/24/00	Date:	4/24/00

COLOGNE LIFE REINSURANCE COMPANY

By:	/s/ Anthony J. Forte	Attest:	/s/ Lisa A. Hayes
Title:	Vice President	Title:	Assistant Vice President

Date:	4/6/00	Date:	4/6/00

AMENDMENT

to the

Reinsurance Agreements

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Of Springfield, Massachusetts,

MML BAY STATE LIFE INSURANCE COMPANY

Of Hartford, Connecticut,

C.M. LIFE INSURANCE COMPANY

Of Hartford, Connecticut

(the Reinsureds)

and

THE COLOGNE LIFE REINSURANCE COMPANY

Of Stamford, Connecticut

(the Reinsurer)

Effective September 1, 1999, the corporate retention of the Reinsureds will be revised per the attached retention schedule.

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

[page break]

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties in duplicate:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Attest:	/s/ George R. Zimmerman
	Peter G. Ferris, FSA, MAAA		George R. Zimmerman
	Second Vice President & Actuary		Director of Reinsurance

Date:	3/21/00	Date:	3/21/00

C.M. LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Sy Cheng, FSA, MAAA	Attest:	/s/ Ed Jalowski
	Yek S. Cheng, FSA, MAAA		Edward Jalowski
	Vice President – Actuarial		Asst. Vice President & Actuary

Date:	3/28/00	Date:	3/28/00

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Sy Cheng, FSA, MAAA	Attest:	/s/ Ed Jalowski
	Yek S. Cheng, FSA, MAAA		Edward Jalowski
	Vice President – Actuarial		Asst. Vice President & Actuary

Date:	3/28/00	Date:	3/28/00

THE COLOGNE LIFE REINSURANCE COMPANY

By:	/s/ Anthony J. Forte	Attest:	/s/ Lisa A. Hayes
Title:	Vice President	Title:	Assistant Vice President

Date:	3/20/00	Date:	3/20/00

[page break]

SCHEDULE I: RETENTION LIMITS

[table deleted]

AMENDMENT to

Agreements that initially referenced          in Article I and that have an          Amendment that was executed in 2000

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes referred to as the “Reinsured”)

and

GENERAL & COLOGNE LIFE RE OF AMERICA

(the “Reinsurer”)

Effective June 15, 2001.

This Amendment supercedes and replaces in its entirety the prior HIV Amendment to “Agreements that initially referenced          in Article I and that have an          Amendment that was executed in 2000”.

The Agreement is amended as follows:

For business issued before June 15, 2001, the Reinsurer shall reinsure          and issued under the Ceding Company’s normal underwriting guidelines.

For business issued on or after June 15, 2001, the Reinsurer shall reinsure risks issued under the Ceding Company’s normal underwriting guidelines,         .

[page break]

Amendment

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/7/01	Date:	6/7/01

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		Director of Reinsurance
Second Vice President and Actuary

Date:	6/27/01	Date:	6/27/01

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		Director of Reinsurance
Second Vice President and Actuary

Date:	6/27/01	Date:	6/27/01

GENERAL & COLOGNE LIFE RE OF AMERICA

By:	/s/ James Greenwood	Witness:	/s/ Robert Dargan
Title:	SVP	Title:	Director, Treaties

Date:	5/8/01	Date:	5/8/01

[page break]

Agreements with a prior Amendment

GENERAL & COLOGNE LIFE RE OF AMERICA

Automatic YRT Agreement (Variable Universal Life) – Effective 9/1/98

Automatic YRT Agreement (APT80) – Effective 9/16/96

Automatic Reinsurance Agreement – Effective 3/1/96

Automatic Reinsurance Agreement – Effective 3/7/94

AMENDMENT to

Automatic Quota Share Agreements (excludes ARC and Auto Excess) Commencing 1982 and Later between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes referred to as the “Reinsured”)

and

GENERAL & COLOGNE LIFE RE OF AMERICA

(the “Reinsurer”)

Effective June 15, 2001.

The Agreement is amended as follows:

The Reinsurer shall reinsure covered risks that have a net amount at risk             .

Risks that have been             , will remain             .

[page break]

NAR Amendment

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ George R. Zimmerman
	Peter G. Ferris Second Vice President and Actuary		George R. Zimmerman JD, CLU, ChFC Director of Reinsurance

Date:	6/7/01	Date:	6/7/01

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		Director of Reinsurance
Second Vice President and Actuary

Date:	6/27/01	Date:	6/27/01

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		Director of Reinsurance
Second Vice President and Actuary

Date:	6/27/01	Date:	6/27/01

GENERAL & COLOGNE LIFE RE OF AMERICA

By:	/s/ James Greenwood	Witness:	/s/ Robert Dargan
Title:	SVP	Title:	Director, Treaties

Date:	5/7/01	Date:	5/7/01

[page break]

IMPACTED TREATIES

GENERAL & COLOGNE LIFE RE OF AMERICA

Automatic YRT Agreement (APT80 - Pool) – Effective 9/16/96

Automatic YRT Agreement (VUL - Pool) – Effective 9/1/98

Automatic YRT Agreement (Variable Life Select Inforce – Quota Share) – Effective 2/8/99

Camyre, Pat

From:

Sent: Tuesday, February 19, 2002 2:25 PM

To: Camyre, Pat

Cc: ‘            ’;

Subject: Re: Conversions/Exchange Amendments -GEN-COL

Pat, thank you for straightening this out so quickly. I find your revised language to be completely acceptable to General Cologne Re and will ask Bob Dargan to add this email to the treaty.

Please let me know if I can be of help on this or any other matter.

Best Regards,

Clif Stone

Second Vice President

GeneralCologne Re

             Telephone

             Fax

To : “            ” <            >

Subject: Conversions/Exchange Amendments -GEN-COL 02/19/2002

                02:08 PM

Clif :

Per our phone conversation of last week. Peter Ferris and I discussed the Conversion/Exchange Amendment previously executed by your organization and ours.

Your request concerned             .

We agree with you that this paragraph is worded improperly and would be agreeable to making the following wording change:

                          shall continue to be reinsured              under this Agreement. However, the              shall not be reinsured under this Agreement.

I believe this clarifies the language much better than what was originally written.

If you are agreeable to this change, please simply send this email back to me with your okay and we can use this as a pseudo-amendment in the files.

As always, if you have any questions or concerns, please contact me directly. I hope to hear from you shortly.

Patricia Camyre

MassMutual Financial Group

Dividend Research/Reinsurance Depts

1295 State street

Springfield, MA 01111

[page break]

AMENDMENT to

All YRT Quota Share Treaties

Except

Automatic Reinsurance Agreement dated 3/1/96

(New ARC          –and          )

and

Automatic Reinsurance Agreement dated 3/7/94

(Old ARC –          )

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes known as the “Reinsured”)

and

GENERAL & COLOGNE LIFE RE OF AMERICA

(the “Reinsurer”)

As of effective date of the Agreement, the Ceding Company and the Reinsurer agree to amend the above-referenced Agreements as follows:

The term          shall be defined as 1) the          under this Agreement into a          or 2) the        .

         shall continue to be reinsured          under this Agreement          which shall not be reinsured under this Agreement.

         shall continue to be reinsured          under this Agreement. However, the          shall not be reinsured under this Agreement.

The term          shall be defined as: 1) the          under this Agreement        , or 2) the          under this Agreement        .

        shall not be reinsured under this Agreement.

AMENDMENT to the

AUTOMATIC YRT AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes known as the “Reinsured”)

and

GEN RE LIFE CORPORATION

(the “Reinsurer”)

Effective: September 1, 1998

Coverage: Variable Universal Life

This Amendment hereby terminates the reinsurance of new business on new lives on and after February 29, 2004, the Amendment effective date, under the above-referenced Agreement. All other changes allowed under the Agreement, including but not limited to any increases if they are normally applied to the existing contract/pool, shall continue to be available hereunder. All business inforce at that effective date shall remain reinsured hereunder until the termination, expiry, or recapture of the underlying policy on which the reinsurance is based.

All other terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	3/16/2010
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	3/16/2010
Peter G. Ferris
Second Vice President & Actuary

[page break]

VUL Termination Eff. 2/29/04

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	3/16/2010
Peter G. Ferris
Second Vice President & Actuary

GEN RE LIFE CORPORATION

By:	/s/ James Greenwood	Date:	3/12/10
Print name:	James M. Greenwood
Title:	SVP

AMENDMENT to the

AUTOMATIC YRT AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

C.M. LIFE INSURANCE COMPANY, and

MML BAY STATE LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company”)

and

GEN RE LIFE CORPORATION

(hereinafter referred to as the “Reinsurer”)

Original Treaty Effective Date: September 1, 1998

Coverage: VARIABLE UNIVERSAL LIFE

Effective March 1, 2004, the Amendment effective date, the applicable sections of Schedule B - Reinsurance Limits of the above-referenced Agreement will be replaced with the following:

Ceding Company’s Retention: The Ceding Company shall retain         % on eligible policies         in Schedule I – Retention Limits, except for         on original policies issued between September 1, 1998 and February 29, 2004 on which the Ceding Company shall retain         % of such         in Schedule I – Retention Limits.

Reinsurer’s Share: The Reinsurer’s share shall be         % on eligible policies         .

All other conditions of this Agreement not in conflict with the terms and conditions of this Amendment will continue unchanged. IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	11/13/2008
Peter G. Ferris
Second Vice President & Actuary

[page break]

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	11/13/2008
Peter G. Ferris
Second Vice President & Actuary

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	11/13/2008
Peter G. Ferris
Second Vice President & Actuary

GEN RE LIFE CORPORATION

By:	/s/ James Greenwood	Date:	11/10/08
Print name:	James Greenwood
Title:	Senior Vice President

GEN RE LIFE CORPORATION

By:	/s/ Robert Dargan	Date:	11/10/08
Print name:	Robert Dargan
Title	Assistant Secretary

AMENDMENT to

ALL REINSURANCE AGREEMENTS

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, and/or

MML BAY STATE LIFE INSURANCE COMPANY, and/or

CM LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company,” sometimes known as the “Reinsured”)

and

GEN RE LIFE CORPORATION

or current subsidiaries/affiliates

(hereinafter referred to as the “Reinsurer”)

Effective September 1, 2006, the Amendment effective date, the Ceding Company and the Reinsurer hereby amend all of the reinsurance agreements (including the agreements which are already terminated to new business) so that the process of reviewing all new contestable claims received on or after this date between the Ceding Company and the Reinsurer shall be as follows, and shall replace only such contestable claims terms/procedures in each Agreement that conflict(s) with the contestable claims terms/procedures below.         .

Amended Contestable Claims Procedure

The Ceding Company shall send to the Reinsurer all of the contestable claims documentation as required in the underlying Agreement, by any of the following means: facsimile, encrypted secure email, or express mail. If the Ceding Company sends the documentation via secure email, it shall submit said information for each claim directly to the Reinsurer via a “list of claims personnel”1 that is provided by the Reinsurer. The Reinsurer has complete responsibility for the Reinsurer’s review of each claim and to communicate its decision for each claim in writing (email is acceptable) to the Ceding Company within          from the day in which the Ceding Company sent the final documentation. If the Reinsurer does not communicate its decision in writing (email is acceptable) to the Ceding Company regarding whether to contest or pay the claim during the          period, the Ceding Company shall proceed to settle, contest or deny the claim as allowed in the underlying Agreement without requiring further input from the Reinsurer. The Ceding Company may take into consideration any other reinsurer’s decision regarding the claim that was communicated to the Ceding Company within the timeframe specified, but in any case only the Ceding Company will determine the proper action on the claim and the decision will be made exclusively by the Ceding Company. Reinsurer shall accept the decision of the Ceding Company in payment of the Ceding Company’s contractual liability for the claim and shall pay its portion to the Ceding Company upon receipt of proof that the claimant has been paid; however, if either the Ceding Company or the Reinsurer have a disagreement, the dispute may be submitted to arbitration.

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With prior written agreement, the Reinsurer shall share in the claim expenses of any contest or compromise of a claim in the same proportion that the net amount at risk reinsured with the Reinsurer bears to the total net amount at risk of the Ceding Company under all policies on that life being contested or compromised by the Ceding Company, provided the reason for the expenses is that the Ceding Company is investigating the contestability of a claim and the Reinsurer is participating in that investigation, and the Reinsurer shall share in the total amount of any reduction in liability in the same proportion. For example, litigation expenses related to the contestable claim are considered claim expenses. Routine expenses incurred in the normal settlement of uncontested claims, compensation of salaried officers and employees of the Ceding Company, and expenses incurred by the Ceding Company as a result of a dispute arising out of conflicting claims of entitlement to policy proceeds or benefits shall not be considered claim expenses.

Alternatively, the Reinsurer may decline to be a party to the contest, compromise, or litigation involved on a claim, in which case it shall pay the full amount of its share of the claim to the Ceding Company. The Reinsurer must convey this decision in writing (email is acceptable) within          from the day in which the documentation was sent by

the Ceding Company. In such case, the Reinsurer shall not share in any claim expenses involved in such contest, compromise or litigation, or in any reduction in claim amount resulting therefrom.

1        .

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged. IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	10/3/2006
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	10/3/2006
Peter G. Ferris
Second Vice President & Actuary

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	10/3/2006
Peter G. Ferris
Second Vice President & Actuary

GEN RE LIFE CORPORATION

By:	/s/ James Greenwood	Date:	9/27/09
Print name:	James Greenwood
Title:	SVP

AMENDMENT to

ALL REINSURANCE AGREEMENTS

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, and/or

MML BAY STATE LIFE INSURANCE COMPANY, and/or

C.M. LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company”, sometimes known as the “Reinsured”)

and

GEN RE LIFE CORPORATION

(hereinafter referred to as the “Reinsurer”)

Effective January 1, 2009, the Amendment effective date, the 1980 CSO valuation basis is being replaced by the 2001 CSO valuation basis. In future years, there could be another new valuation basis. This blanket amendment is for all treaties both terminated and non-terminated since any reinsured 1980 CSO product could be impacted.

If a product converts from a 1980 CSO valuation basis to a 2001 CSO or later valuation basis, the original conversion reinsurance premium rates continue to apply but the reserve credits will be based on the new valuation basis and the prevailing statutory interest rates.

All other terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	12/29/2008
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	12/29/2008
Peter G. Ferris
Second Vice President & Actuary

[page break]

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	12/29/2008
Peter G. Ferris
Second Vice President & Actuary

GEN RE LIFE CORPORATION

By:	/s/ James Greenwood	Date:	12/17/08

Print name:	James Greenwood

Title:	SVP

AMENDMENT to

ALL REINSURANCE AGREEMENTS

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

GENERAL RE LIFE CORPORATION

(hereinafter the “Reinsurer”)

Effective August 1, 2009, the Amendment effective date, the corporate retention of the Ceding Company will be revised per the attached retention schedule.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	4/15/2010
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	4/15/2010
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	4/15/2010
Peter G. Ferris
Second Vice President & Actuary

[page break]

Retention Limits Eff. 8/1/09

GENERAL RE LIFE CORPORATION

By:	/s/ James Greenwood	Date:	4/9/10
Print name:	James M. Greenwood
Title:	SVP

[page break]

RETENTION LIMITS

[table deleted]

Effective 8/1/09

AMENDMENT to

ALL REINSURANCE AGREEMENTS

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

GENERAL RE LIFE CORPORATION

(hereinafter the “Reinsurer”)

Effective August 1, 2011, the Amendment effective date, the corporate retention of the Ceding Company will be revised per the attached retention schedule.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12/16/11
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12/16/11
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12/16/11
Peter G. Ferris
Second Vice President & Actuary

[page break]

Retention Limits Eff. 8/1/11

GENERAL RE LIFE CORPORATION

By:	/s/ James M Greenwood	Date:	December 6, 2011

Print name:	James M Greenwood

Title:	Senior Vice President

[page break]

RETENTION LIMITS

[table deleted]

Effective 8/1/11